UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Series Fund, Inc.

BlackRock Series Fund II, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock Variable Series Funds II, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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October 3, 2018

Dear Contract Holder:

Joint special meetings of shareholders of the following funds (each, a “Fund” or an “Equity-Bond Fund,” which may also be collectively referred to herein as the “Equity-Bond Complex”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 9:30 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposals discussed in the enclosed joint proxy statement. As an owner of a variable annuity or variable life insurance contract (a “Contract”) investing in one or more of the series of the Funds (each, a “Portfolio”), you have the right to instruct the life insurance company that issued your Contract (“Insurance Company”) as to the manner in which the shares of a Portfolio attributable to your Contract should be voted.

BlackRock Series Fund, Inc.

BlackRock Series Fund II, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock Variable Series Funds II, Inc.

The Funds and the Portfolios are set forth on Appendix A to the enclosed joint proxy statement.

You have received this letter and joint proxy statement because you were invested in a Portfolio through at least one Contract issued by an Insurance Company on September 24, 2018 (the “Record Date”). The purpose of the Meeting, as described in the enclosed joint proxy statement, is to seek shareholder approval in connection with a realignment of the boards of directors/trustees overseeing the mutual funds and closed-end funds advised by BlackRock Advisors, LLC or BlackRock Fund Advisors and/or their affiliates (collectively, “BlackRock” and such funds, the “BlackRock-advised Funds”). The current boards of directors/trustees of the BlackRock-advised Funds (the “Existing Boards,” the members of which are referred to as “Existing Board Members”) are proposing this realignment following a comprehensive review in consultation with BlackRock.

Currently, the BlackRock-advised Funds are divided into three different complexes – the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”) – and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this proxy statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that are not designed for sale through insurance company separate accounts (collectively, the “Non-Insurance Funds”). Subject to shareholder approval, the second board of directors/trustees (referred to in this proxy statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Non-Insurance Funds. Shareholders of the BlackRock-advised Funds in the Equity-Liquidity Complex (collectively, the “Equity-Liquidity Funds”) and the Non-Insurance Funds in the Equity-Bond Complex are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements. Board I and Board II are referred to together as the “New Boards.”

Following the proposed realignment, certain Equity-Bond Funds (referred to in the enclosed joint proxy statement as “Group B Funds”) would be overseen by Board I, and certain Equity-Bond Funds (referred to in the enclosed joint proxy statement as “Group A Funds”) would be overseen by Board II. As explained in the enclosed joint proxy statement, shareholders of Group A Funds are being asked to elect fifteen nominees to Board II and shareholders of Group B Funds are being asked to elect eleven nominees to Board I. Such nominees (collectively, the “Board Nominees”) have been reviewed and unanimously approved by your Fund’s Existing Board, subject to approval by the Fund’s shareholders. The Existing Boards have reviewed the qualifications and backgrounds of the applicable Board Nominees and believe that their election is in your best interest.

Please note that separate joint proxy statements are being sent to shareholders of the funds in the Equity-Bond Complex that are not designed for sale through insurance company separate accounts (collectively, the “Non-Insurance Funds”) and the shareholders of the BlackRock-advised Funds in the Equity-Liquidity Complex (collectively, the “Equity-Liquidity Funds”), who are also being asked to vote on the election of the applicable Board Nominees to the boards of directors/trustees of their Non-Insurance Fund and their Equity-Liquidity Fund, respectively. If you were also a shareholder of record on the Record Date of one more Non-Insurance Funds or Equity-Liquidity Funds, you will receive a separate joint proxy statement, proxy card(s) or voting instruction form(s) for such fund(s). Please be certain to vote by telephone or via the Internet with respect to each BlackRock-advised Fund in which you are a shareholder of record or sign, date and return each proxy card and/or voting instruction form you receive.

If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

The Existing Board responsible for your Fund recommends that you submit voting instructions “FOR” the election of each of the applicable Board Nominees. In connection with your voting instructions, we urge you to read the full text of the enclosed joint proxy statement.

Your voting instructions are important. As noted above, your Insurance Company will vote its shares held in the applicable Portfolio(s) that are attributable to your Contract at the Meeting in accordance with your instructions provided on the enclosed voting instruction form(s).

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a Contract holder, your voting instructions are important, and we hope that you will respond today to ensure that the shares attributable to your Contract will be represented at the Meeting. Providing voting instructions is quick and easy. Everything you need is enclosed. You may provide voting instructions using one of the methods below by following the instructions on your voting instruction form(s):

•	By telephone;

•	By Internet; or

•	By signing, dating and returning the enclosed voting instruction form(s) in the provided postage-paid return envelope.

If you do not provide voting instructions using one of these methods, you may be called by Computershare Fund Services (“Computershare”), the Funds’ proxy solicitor, to provide voting instructions.

Please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

Providing voting instructions immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the proposals to be voted on, please call Computershare toll-free at 1-866-200-9096.

Sincerely,

Benjamin Archibald

Secretary of the Funds

40 East 52nd Street, New York, New York 10022

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	The registrants listed on Appendix A to the enclosed joint proxy statement (each, a “Fund” or an “Equity-Bond Fund,” which may also be collectively referred to herein as the “Equity-Bond Complex”) are holding joint special meetings of shareholders (the “Meeting”) for the election of nominees (collectively, the “Board Nominees”) to the Board of Directors of the applicable Fund (each, a “Board,” the members of which are referred to as “Board Members”) in connection with the proposed realignment of the current boards of directors/trustees (the “Existing Boards,” the members of which are referred to as “Existing Board Members”) of the mutual funds and closed-end funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors and/or their affiliates (collectively, “BlackRock” and such funds, the “BlackRock-advised Funds”). Each Fund is categorized in the enclosed joint proxy statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees in Proposal 1(a) or Proposal 1(b). The enclosed joint proxy statement describes proposals to elect the Board Nominees of the Equity-Bond Funds and provides other information relating to the Meeting. The tables starting on page 10 of the joint proxy statement identify the Existing Board Members and the Board Nominees for each Fund.

Shares of the Funds are sold to separate accounts established by certain insurance companies (“Insurance Companies”) to fund variable annuity and variable life insurance contracts (each, a “Contract”). The rights accompanying shares of a Fund are legally vested in the Contracts offered by the separate accounts of the Insurance Companies. However, in accordance with current law and interpretations thereof, the Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of Contracts. You have received the enclosed joint proxy statement because you are invested in one or more series of the Funds (each, a “Portfolio”) through a Contract issued by an Insurance Company.

Q:	Why are the Funds holding a meeting to elect Board Members at this time?

A:	Explanation of Board Realignment and Consolidation

Currently, the BlackRock-advised Funds are divided into three different complexes – the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”) – and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this proxy statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that are not designed for sale through insurance company separate accounts (collectively, the “Non-Insurance Funds”). Subject to shareholder approval, the second board

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of directors/trustees (referred to in this proxy statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Non-Insurance Funds. Shareholders of the BlackRock-advised Funds in the Equity-Liquidity Complex (collectively, the “Equity-Liquidity Funds”) and the Non-Insurance Funds in the Equity-Bond Complex are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements.

Board I is expected to be comprised of all of the current directors/trustees who currently serve on the boards of directors/trustees of the BlackRock-advised Funds in the Closed-End Complex, plus an additional director/trustee who currently serves on the boards of directors/trustees of the Equity-Bond Funds (collectively, the “Equity-Bond Board”). Board II is expected to be comprised of directors/trustees who currently serve on the Equity-Bond Board and directors/trustees who currently serve on the boards of directors/trustees of the Equity-Liquidity Funds (collectively, the “Equity-Liquidity Board”), other than (i) the members of the Equity-Bond Board and the Equity-Liquidity Board who are scheduled to retire at the end of 2018, (ii) the current member of the Equity-Bond Board who has been nominated to serve on Board I and (iii) two current members of the Equity-Liquidity Board who are expected to serve as consultants to the board members of each Group A Fund who are not “interested persons” (as defined in the Investment Company Act) following the realignment and consolidation. As discussed below, this realignment and consolidation is expected to enable each of Board I and Board II to focus attention on issues of particular relevance to the types of funds that they oversee and to streamline and enhance the effectiveness of board oversight of the applicable Fund Complex.

If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

Reasons for Board Realignment and Consolidation

At meetings held in July 2018, the Equity-Bond Board and the Equity-Liquidity Board each determined that the board realignment and consolidation could provide benefits to shareholders of the Equity-Bond Funds and the Equity-Liquidity Funds, respectively. Each Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the BlackRock Fund complex and BlackRock. In addition, Board Members have had the opportunity to meet with their counterparts on other boards of directors/trustees in the BlackRock Fund complex. In particular, the Board Members considered:

1)	that each Fund would benefit from the realignment to Board I or Board II, as applicable, each of which would oversee the business and operations of a number of Funds that have similar investment strategies, which may provide the members of Board I or Board II, as applicable, with the potential to obtain enhanced insights into the Funds’ investment strategies, operations and their associated risks;

2)	that while each member of Board II would oversee more of the open-end BlackRock-advised Funds than before, the number of investment strategies used by the Group A Funds will not be significantly different and the division of investment strategies between Board I and Board II upon consolidation is appropriate;

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3)	the potential strength of the bargaining position of each of Board I and Board II upon realignment and consolidation with respect to interfacing with management and other service providers of the BlackRock-advised Funds they oversee;

4)	that the Board I Nominees and the Board II Nominees have significant professional experience and skills, as well as experience overseeing funds that use similar kinds of investment strategies as used by the Group B Funds and Group A Funds, respectively;

5)	that the Board Nominees have experience overseeing the nature and quality of investment advisory and other services that BlackRock provides to investment companies;

6)	that the time spent by portfolio managers and other members of management keeping multiple boards of directors/trustees up to date would be reduced by board consolidation and realignment, resulting in greater efficiencies and potentially enhancing communication;

7)	the costs that are associated with the board realignment and consolidation, including the costs related to the proxy and the election of the Board Nominees and costs associated with reorganizations of a number of existing BlackRock-advised Funds into certain newly organized Group B Funds as an initial step toward board realignment and consolidation, and the arrangement between BlackRock and certain Funds to share the costs associated with the board realignment and consolidation, and the potential for future cost savings for Fund shareholders due to the board realignment and consolidation generally; and

8)	that pending retirements of certain Board Members would have required the Equity-Bond Board to identify and nominate new Independent Board Members (as defined below) for election by shareholders, resulting in associated costs and expenses of that nomination and election process and the need to onboard new Independent Board Members with potentially less experience overseeing funds, including those managed by BlackRock.

Q:	How do the Boards of the Funds recommend that I submit voting instructions?

A:	“FOR” each Board Nominee—the Existing Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election is in your best interest and unanimously recommend that you submit voting instructions “FOR” each Board Nominee.

Q:	Will my voting instructions make a difference?

A:	YES. Your voting instructions are very important and can make a difference in the governance and management of your Fund(s), no matter how many shares are attributable to your Contract. We encourage all Contract holders to participate in the governance of the Fund(s) in which their Contracts have an interest. Your voting instructions can help ensure that the Board Nominees will be elected.

Q:	How do I submit voting instructions?

A:	Submitting voting instructions is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone by calling the toll-free number on

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the voting instruction form(s), or by Internet by going to the Internet address provided on the voting instruction form(s) or Notice of Internet Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2018 (the “Notice of Internet Availability of Proxy Materials”) and following the instructions. Alternatively, if you received voting instruction form(s) by mail, you can submit voting instructions by completing, signing and dating the voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

Q:	Are the Funds paying for the costs of the joint proxy statement?

A:	Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, except that BlackRock has agreed to cover a portion or all of such costs for certain Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

BlackRock Advisors, LLC and BlackRock Fund Advisors have retained Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, New York 11749, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Funds, the Non-Insurance Funds and the Equity-Liquidity Funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $1,178,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $299,000 will be payable by the Funds.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Funds, toll-free at 1-866-200-9096.

Submitting voting instructions immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your voting instructions.

Please submit voting instructions now. Your voting instructions are important.

Please help us avoid adjournments, solicitation phone calls requesting your voting instructions, wasteful expenses and additional mailings by promptly submitting voting instructions. No matter how large or small the holdings attributable to your Contract may be, we urge you to indicate your voting instructions on the enclosed voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed voting instruction form(s) but do not indicate how you wish the shares attributable to your Contract to be voted, such shares will be voted “FOR” the election of the Board Nominees to the Board of the applicable Fund.

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NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2018

To the Shareholders:

Joint special meetings of the shareholders of the funds advised by BlackRock Advisors, LLC set forth below (each, a “Fund” or an “Equity-Bond Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 9:30 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposals set forth below, as more fully described in the accompanying joint proxy statement. Each Fund is categorized in the accompanying joint proxy statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees (defined below) in Proposal 1(a) or Proposal 1(b).

Proposal		Shareholders Entitled to Vote
PROPOSAL 1(a)	To elect fifteen Board Nominees to the board of directors of the Group A Funds (Board II).	Shareholders of Group A Funds listed below, with respect to their Fund

PROPOSAL 1(b)	To elect eleven Board Nominees to the board of directors of the Group B Funds (Board I).	Shareholders of Group B Funds listed below, with respect to their Fund

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the Board nominees named in the joint proxy statement (the “Board Nominees” or “Nominees”) to the boards of directors of the Funds (collectively, the “Boards”). Shareholders of Funds identified in the attached table as Group A Funds will vote on the proposal to elect the fifteen Board II Nominees, and shareholders of Funds identified in the attached table as Group B Funds will vote on the proposal to elect the eleven Board I Nominees.

Each current board of directors of the Funds (each, an “Existing Board”) has reviewed and unanimously approved the fifteen Board II Nominees or the eleven Board I Nominees, as applicable, with respect to each Fund overseen by such Existing Board, subject to approval by the Fund’s shareholders. The Existing Boards have reviewed the qualifications and backgrounds of the respective Board Nominees and believe that the respective Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board of your Fund(s) unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee to the Board of your Fund(s).

Shareholders of record of a Fund as of the close of business on September 24, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

Separate accounts of life insurance companies (“Insurance Companies”) are the only shareholders of the Funds. The separate accounts serve as investment options for variable annuity and variable life insurance contracts (“Contracts”) issued by the Insurance Companies. Each holder of a Contract with respect to a Fund is entitled to instruct the applicable Insurance Company on how to vote the shares attributable to the Contract.

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If shares in more than one series of a Fund (each such series, a “Portfolio”) were attributable to a Contract as of the Record Date, the Contract holder may receive more than one voting instruction form. Each Contract holder should provide voting instructions by telephone or via the Internet with respect to each Portfolio attributable to their Contract or sign, date and return each voting instruction form received in the enclosed postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation and tabulation of proxies, toll-free at 1-866-200-9096.

By Order of the Boards,

Benjamin Archibald

Secretary of the Funds

40 East 52nd Street, New York, New York 10022

October 3, 2018

Equity-Bond Funds

Holding Joint Special Meetings of Shareholders on November 21, 20181

Group A Funds (Equity, Multi-Asset, Index and Money Market Funds) to Elect Nominees of Board II

BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

Group B Funds (Non-Index Fixed-Income Funds) to Elect Nominees of Board I

BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

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The Funds (Registrants) are listed in bold in these tables. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.

BLACKROCK EQUITY-BOND FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2018

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the boards of directors (each, a “Board” or an “Existing Board” and the members of which are referred to as “Board Members” or “Existing Board Members”) of each of the registrants advised by BlackRock (defined below) listed in Appendix A to this Proxy Statement (each, a “Fund” or an “Equity-Bond Fund,” which may also be collectively referred to herein as the “Equity-Bond Complex”) for the election of directors. Each Fund is categorized in this Proxy Statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees (as defined below) in Proposal 1(a) or Proposal 1(b). The proxies will be voted at the joint special meetings of shareholders of the Funds (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 9:30 a.m. (Eastern time). The Meeting will be held for the purpose of electing fifteen nominees to the Board of each Group A Fund and eleven nominees to the Board of each Group B Fund (collectively, the “Board Nominees”).

The Board of each Fund has determined that the use of this Proxy Statement for the Meeting is in the best interests of such Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about October 9, 2018, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2018 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about October 10, 2018.

Each Fund is organized as a Maryland corporation (each, a “Maryland Corporation”). The Funds have been structured as series Funds, and the separate series of the Funds are referred to herein as “Portfolios”. References to shareholders of a series Fund include shareholders of all Portfolios of that Fund.

On September 17, 2018, certain newly-formed Portfolios (collectively, the “New Portfolios”) acquired all of the assets, subject to the liabilities, of corresponding funds that were within the Equity-Bond Complex (collectively, the “Predecessor Portfolios”) in tax-free reorganizations (collectively, the “Reorganizations”). Each New Portfolio has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the corresponding Predecessor Portfolio. As a result of the applicable Reorganization, each New Portfolio adopted the performance and financial history of the corresponding Predecessor Portfolio. Accordingly, certain information relating to each New Portfolio included in this Proxy Statement is that of the corresponding Predecessor Portfolio.

Each Fund’s fiscal year end can be found on Appendix E.

Shareholders of record of a Fund as of the close of business on September 24, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposals 1(a) and 1(b), as applicable, for each Fund are also set forth in Appendix A. For each Fund, a quorum of the shareholders of such Fund as a whole, inclusive of the shareholders of each Portfolio of such Fund, is required in order to take any action at the Meeting with respect to Proposal 1(a) or 1(b), as applicable to that particular Fund.

Shares of each Fund are sold to separate accounts established by certain insurance companies (each, an “Insurance Company,” and collectively, the “Insurance Companies”) to fund variable annuity contracts and variable life insurance contracts (collectively, “Contracts”). The rights accompanying shares of each Fund are legally vested in the Contracts offered by the separate accounts of the Insurance Companies. However, in accordance with current law and interpretations thereof, the Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the Contract holders. A signed voting instruction form or other authorization by a holder that does not specify how the shares attributable to a Contract holder’s Contract should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business as of the Record Date will be entitled to submit instructions to their Insurance Company. Each Insurance Company will vote shares of a Fund held in separate accounts for which no timely instructions are received from the holders of Contracts, as well as shares it owns, in the same proportion as those shares for which such Insurance Company receives voting instructions. As a result, if only a small number of Contract holders vote, this small number of Contract holders may affect the outcome of the vote.

This Proxy Statement is used to solicit voting instructions from Contract holders as well as to solicit proxies from the Insurance Companies, the actual shareholders of each Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as “voting” or “owning” or “holding” shares for purposes of this Proxy Statement, as applicable. References to “shareholders” or “you” throughout this Proxy Statement refer to shareholders and Contract holders, as appropriate.

The number of outstanding shares of each class of each Fund and Portfolio as of the close of business on the Record Date are shown in Appendix B. To the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Fund or of a Portfolio of the Fund, except as set forth in Appendix G.

The Portfolio in which you owned shares on the Record Date is named on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Portfolio on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the Meeting, please indicate your voting instructions, sign, date and return EACH proxy card and/or voting instruction form you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting EACH Portfolio you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s), voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your proxy card, voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date. Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll-free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address or phone number set forth above.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table lists each proposal described in this Proxy Statement and identifies shareholders entitled to vote on each proposal.

Proposal		Shareholders Entitled to Vote
PROPOSAL 1(a)	To elect fifteen Board Nominees to the board of directors of the Group A Funds (Board II).	Shareholders of Group A Funds listed below, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together

PROPOSAL 1(b)	To elect eleven Board Nominees to the board of directors of the Group B Funds (Board I).	Shareholders of Group B Funds listed below, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together

Group A Funds1,2 (Equity, Multi-Asset, Index and Money Market Funds) to Elect Nominees of Board II

BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

Group B Funds1,2 (Non-Index Fixed-Income Funds) to Elect Nominees of Board I

BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

[1]	The Funds (Registrants) are listed in bold in these tables. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.
[2]	The principal executive office of each Fund is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to Be Held on November 21, 2018. The Notice of Joint Special Meetings of Shareholders, the Proxy Statement and the forms of proxy card and voting instruction form are available on the Internet at https://www.proxy-direct.com/blk-30203. On this website, you will be able to access the Notice of Joint Special Meetings of Shareholders, the Proxy Statement, the forms of proxy card and voting instruction form and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Funds, toll-free at 1-866-200-9096.

PROPOSALS 1(a) AND 1(b)—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1(a) is to elect fifteen Board Nominees to the Board of each Group A Fund (Board II).

The purpose of Proposal 1(b) is to elect eleven Board Nominees to the Board of each Group B Fund (Board I).

A list of the Group A Funds and Group B Funds appears on page 4 of this Proxy Statement.

The election of the Board Nominees is being proposed as part of a larger initiative to realign and consolidate the Boards overseeing the mutual funds and closed-end funds advised by BlackRock (collectively, the “BlackRock-advised Funds”). That initiative is described in more detail below.

If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

Explanation of Board Realignment and Consolidation

Currently, the BlackRock-advised Funds are divided into three different complexes—the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”)—and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this Proxy Statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that not are designed for sale through insurance company separate accounts (collectively, the “Non-Insurance Funds”). Subject to shareholder approval, the second board of directors/trustees (referred to in this Proxy Statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Non-Insurance Funds. Shareholders of the Equity-Liquidity Funds and the Non-Insurance Funds in the Equity-Bond Complex are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements.

Board I is expected to be comprised of all of the current directors/trustees who currently serve on the boards of directors/trustees of the BlackRock-advised Funds in the Closed-End Complex (collectively, the “Closed-End Funds”), plus an additional director/trustee who currently serves on the boards of directors/trustees of the Equity-Bond Funds (collectively, the “Equity-Bond Board”). Board II is expected to be comprised of directors/trustees who currently serve on the Equity-Bond Board and directors/trustees who currently serve on the boards of directors/trustees of the Equity-Liquidity Funds (collectively, the “Equity-Liquidity Board”), other than (i) the members of the Equity-Bond Board and the Equity-Liquidity Board who are scheduled to retire at the end of 2018, (ii) the current member of the Equity-Bond Board who has been nominated to serve on Board I and (iii) two current members of the Equity-Liquidity Board who are expected to serve as consultants to the Independent Board Members (as defined below) of each Group A Fund following the realignment and consolidation. As discussed below, this realignment and consolidation is expected to enable each of Board I and Board II to focus attention on issues of particular relevance to the types of funds that they oversee and to streamline and enhance the effectiveness of board oversight of the applicable Fund Complex.

Reasons for Board Realignment and Consolidation

At meetings held in July 2018, the Equity-Bond Board and the Equity-Liquidity Board each determined that the board realignment and consolidation could provide benefits to shareholders of the Equity-Bond Funds and the Equity-Liquidity Funds, respectively. Each Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the BlackRock Fund complex and BlackRock. In addition, Board Members have had the opportunity to meet with their counterparts on other boards of directors/trustees in the BlackRock Fund complex. In particular, the Board Members considered:

1)	that each Fund would benefit from the realignment to Board I or Board II, as applicable, each of which would oversee the business and operations of a number of Funds that have similar investment strategies, which may provide the members of Board I or Board II, as applicable, with the potential to obtain enhanced insights into the Funds’ investment strategies, operations and their associated risks;

2)	that while each member of Board II would oversee more of the open-end BlackRock-advised Funds than before, the number of investment strategies used by the Group A Funds will not be significantly different and the division of investment strategies between Board I and Board II upon consolidation is appropriate;

3)	the potential strength of the bargaining position of each of Board I and Board II upon realignment and consolidation with respect to interfacing with management and other service providers of the BlackRock-advised Funds they oversee;

4)	that the Board I Nominees and the Board II Nominees have significant professional experience and skills, as well as experience overseeing funds that use similar kinds of investment strategies as used by the Group B Funds and Group A Funds, respectively;

5)	that the Board Nominees have experience overseeing the nature and quality of investment advisory and other services that BlackRock provides to investment companies;

6)	that the time spent by portfolio managers and other members of management keeping multiple boards of directors/trustees up to date would be reduced by board consolidation and realignment, resulting in greater efficiencies and potentially enhancing communication;

7)	the costs that are associated with the board realignment and consolidation, including the costs related to the proxy and the election of the Board Nominees and costs associated with reorganizations of a number of existing BlackRock-advised Funds into certain newly organized Group B Funds as an initial step toward board realignment and consolidation, and the arrangement between BlackRock and certain Funds to share the costs associated with the board realignment and consolidation, and the potential for future cost savings for Fund shareholders due to the board realignment and consolidation generally; and

8)	that pending retirements of certain Board Members would have required the Equity-Bond Board to identify and nominate new Independent Board Members (as defined below) for election by shareholders, resulting in associated costs and expenses of that nomination and election process and the need to onboard new Independent Board Members with potentially less experience overseeing funds, including those managed by BlackRock.

The Equity-Bond Board has concluded that the Board Nominees to Board II have the requisite capacity and expertise to oversee all of the Group A Funds and recommends that shareholders of the Group A Funds vote for Proposal 1(a), and has concluded that the Board Nominees to Board I have the requisite capacity and expertise to oversee all of the Group B Funds and recommends that shareholders of the Group B Funds vote for Proposal 1(b).

The Proposals described in this Proxy Statement were considered and approved unanimously by the Existing Board Members who were present at the July Meetings. You are being asked to elect the Board Nominees to serve as the Board of your Fund(s). Each Board I Nominee has consented to serve on the Boards of the Group B Funds if elected by shareholders. Each Board II Nominee has consented to serve on the Boards of the Group A Funds if elected by shareholders. If, however, before the election, a Nominee is unable to serve or for good cause will not serve, proxies may be voted for a replacement Board Nominee, if any, designated by the current Board Members of your Fund.

The nominations of the Board Nominees have been approved by the Existing Board Members. Information about the Board Nominees for your Fund’s Board is set forth below.

Nominees for Each Fund Board

The Board of each Equity-Bond Fund currently consists of eleven Board Members, nine of whom are not “interested persons” (as defined in the Investment Company Act) (the “Independent Board Members”) of the Funds.

The Board recommends, with respect to each of the Group A Funds, a vote “FOR” the election of each of Bruce R. Bond, Susan J. Carter, Collette Chilton, Neil A. Cotty, Robert Fairbairn, Lena G. Goldberg, Robert M. Hernandez, Henry R. Keizer, Cynthia A. Montgomery, Donald C. Opatrny, John M. Perlowski, Joseph P. Platt, Mark Stalnecker, Kenneth L. Urish and Claire A. Walton (the “Board II Nominees”). Two current members of the boards of directors/trustees of the Equity-Liquidity Funds, Robert C. Robb, Jr. and Frederick W. Winter, are expected to serve as consultants to the Independent Board Members of each Group A Fund through the end of the calendar year in which they turn 75 years old.

The Board recommends, with respect to each of the Group B Funds, a vote “FOR” the election of each of Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Robert Fairbairn, Henry Gabbay, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, John M. Perlowski and Karen P. Robards (the “Board I Nominees”). Each Board I Nominee other than Henry Gabbay currently serves as a director/trustee of the Closed-End Funds. Each director/trustee of the Closed-End Funds is elected each year (or every three years, in the case of Closed-End Funds with three classes of directors/trustees) by the shareholders of the Closed-End Funds. Henry Gabbay currently serves as an Independent Board Member of each Fund. Henry Gabbay served as a director/trustee of the Closed-End Funds from 2007 through 2014.

All of the Board Nominees, other than John M. Perlowski and Robert Fairbairn, are not “interested persons” of the Funds (the “Independent Board Nominees”). Robert Fairbairn and John M. Perlowski each currently serves as a Board Member of each Fund, as well as a director/trustee of the Closed-End Funds and the Equity-Liquidity Funds, and is considered an “interested person” of the Funds because of his affiliation with BlackRock, Inc. and its affiliates. Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal.

The Board Nominees were unanimously recommended by the Independent Board Members of each Fund.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card or voting instruction form, or date and sign the enclosed proxy card(s) and/or voting instruction form(s) and return the proxy card(s) and/or voting instruction form(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Fund or Portfolio thereof as of the Record Date, you may receive more than one proxy card or voting instruction form. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Board Nominees’ Biographical Information. Please refer to the below tables, which identify the Board Members and Board Nominees, set forth certain biographical information about the Board Members and Board Nominees and discuss some of the experiences, qualifications and skills of the Board Nominees, for all of the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee (the “Governance Committee”) of the Existing Board of each respective Fund.

Subject to the Funds’ shareholders electing the applicable Board Nominees, it is anticipated that following the Board realignment and consolidation, Mark Stalnecker, the current Chair Elect of the boards of directors/trustees of the Equity-Liquidity Funds, will serve as the Chair of the Boards of the Group A Funds. The boards of directors/trustees of the Closed-End Funds plan to adopt a board leadership transition that will go into effect in 2019. It is anticipated that in connection with such transition, Richard E. Cavanagh and Karen P. Robards, the current Chair and Vice Chair, respectively, of the boards of directors/trustees of the Closed-End Funds, will serve as Co-Chairs of the Boards of the Group B Funds.

The Governance Committee of the Board of each Fund has adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards of the Funds believe that each Independent Board Member of the Funds satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards also believe that each Independent Board Nominee that is not a current Board Member satisfies the standards contemplated by the Statement of Policy. The Boards believe that, collectively, the Independent Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Independent Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members.

Each Board believes that each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds or director/trustee of other BlackRock-advised Funds (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

Board II Nominees (Group A Funds)

Certain biographical and other information relating to the Board II Nominees is set forth below.

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Overseen	To be Overseen[4]
Independent Board Nominees

Mark Stalnecker 1951	Nominee Chair Elect of the Equity-Liquidity Funds (Since 2018)[5]	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Bruce R. Bond 1946	Board Member (Since 2007) Nominee	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Overseen	To be Overseen[4]
Susan J. Carter 1956	Nominee	Director, Pacific Pension Institute from 2014 to 2018; Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Collette Chilton 1958	Nominee	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Neil A. Cotty 1954	Nominee	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Overseen	To be Overseen[4]
Lena G. Goldberg 1949	Board Member (Since 2016) Nominee	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President-Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

Robert M. Hernandez 1944	Board Member (Since 2007) Nominee	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

Henry R. Keizer 1956	Board Member (Since 2016) Nominee	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Overseen	To be Overseen[4]
Cynthia A. Montgomery 1952	Nominee	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Board Member (Since 2015) Nominee	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming, since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

Joseph P. Platt 1947	Nominee	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Overseen	To be Overseen[4]
Kenneth L. Urish 1951	Nominee	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Claire A. Walton 1957	Nominee	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Interested Board Nominees[6]

Robert Fairbairn[7] 1965	Board Member (Since 2015) Nominee	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Overseen	To be Overseen[4]
John M. Perlowski 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010) Nominee	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

[1]	The address of each Board II Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Independent Board Members serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]

Date shown is the earliest date since which a Board II Nominee has served for a Fund covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Nominees as joining the Boards in 2007, those Independent Board Nominees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Bruce R. Bond, 2005 and Robert M. Hernandez, 1996. In addition, certain Independent Board Nominees who are currently directors/trustees of the Equity-Liquidity Funds first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; and Kenneth L. Urish, 1999. The other Independent Board Nominees who are currently directors/trustees of the Equity-Liquidity Funds became members of the boards of directors/trustees of the Equity-Liquidity Funds as follows: Mark Stalnecker, 2015; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; and Claire A. Walton, 2016.

[4]

Reflects the number of RICs and Portfolios expected to be overseen by each Board II Nominee effective January 1, 2019 following the Board realignment and consolidation, subject to shareholder election of the Board II Nominee.

[5]

Mr. Stalnecker was approved as Chair Elect of the boards of directors/trustees of the Equity-Liquidity Funds effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Boards of the Group A Funds, following the retirement of Rodney D. Johnson, the current chair of the boards of directors/trustees of the Equity-Liquidity Funds, on December 31, 2018.

[6]

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the Equity-Liquidity Funds and Closed-End Funds.

[7]

Mr. Fairbairn also serves as a Member of the Board of Managers of BlackRock Investments, LLC, the principal underwriter or placement agent, as applicable, for the Equity-Bond Funds and the Equity-Liquidity Funds.

The table below discusses some of the experiences, qualifications and skills of each of the Board II Nominees that support the conclusion that they should serve (or continue to serve) on the Boards of the Group A Funds.

Board II Nominees	Experience, Qualifications and Skills
Independent Board Nominees

Bruce R. Bond	Bruce R. Bond has served for approximately 20 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company.

Board II Nominees	Experience, Qualifications and Skills
Susan J. Carter	Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as trustee to the Pacific Pension Institute from 2014 to 2018. She currently serves as trustee to the Financial Accounting Foundation, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business, Board Member for Girls Who Invest, Advisory Board Member for Bridges Fund Management and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”). These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton	Collette Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty	Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation.

Lena G. Goldberg	Lena G. Goldberg has more than 20 years of business and oversight experience, most recently through her service as a senior lecturer at Harvard Business School. Prior thereto, she held legal and management positions at FMR LLC/Fidelity Investments as well as positions on the boards of various Fidelity subsidiaries over a 12-year period. She has additional corporate governance experience as a member of board and advisory committees for privately held corporations and non-profit organizations. Ms. Goldberg also has more than 17 years of legal experience as an attorney in private practice, including as a partner in a law firm.

Robert M. Hernandez	Robert M. Hernandez has served for approximately 23 years on the board of registered investment companies, having served as Chair of the Board of the Equity-Bond Complex and as Vice Chairman and Chairman of the Audit and Nominating/Governance Committees of its predecessor funds, including certain legacy-BlackRock funds. Mr. Hernandez has business and executive experience through his service as group president, chief financial officer, Chairman and vice chairman, among other positions, of publicly-held energy, steel, and metal companies. He has served as a director of other public companies in various industries throughout his career. He also has broad corporate governance experience, having served as a board member of publicly-held energy, insurance, chemicals, metals and electronics companies.

Board II Nominees	Experience, Qualifications and Skills
Henry R. Keizer	Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny	Donald C. Opatrny has more than 39 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Mark Stalnecker	Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Board II Nominees	Experience, Qualifications and Skills
Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm.

Claire A. Walton	Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy.

Interested Board Nominees

Robert Fairbairn	Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc. with oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group, Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as a board member for the Equity-Liquidity Funds and the Closed-End Funds.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the Equity-Liquidity Funds and the Closed-End Funds.

Board I Nominees (Group B Funds)

Certain biographical and other information relating to the Board I Nominees is set forth below.

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Currently Overseen	To Be Overseen[4]
Independent Board Nominees

Richard E. Cavanagh 1946	Nominee	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Karen P. Robards 1950	Nominee	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Currently Overseen	To Be Overseen[4]
Michael J. Castellano 1946	Nominee	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Cynthia L. Egan 1955	Nominee	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Nominee	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Currently Overseen	To Be Overseen[4]
Henry Gabbay 1947	Board Member (Since 2007) Nominee	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	89 RICs consisting of 114 Portfolios	None

R. Glenn Hubbard 1958	Nominee	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester 1951	Nominee	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
Name and Year of Birth[1,2]			Currently Overseen	To Be Overseen[4]
Catherine A. Lynch 1961	Nominee	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Interested Board Nominees[5]

Robert Fairbairn[6] 1965	Board Member (Since 2015) Nominee	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

John M. Perlowski 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010) Nominee	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

[1]	The address of each Board I Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Each Independent Board Member would hold office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Board I Nominees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. Each Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]

Date shown is the earliest date since which a Board I Nominee has served for a Fund covered by this Proxy Statement. Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three fund boards in 2007. Certain Independent Board Nominees are not Board Members of the Funds; however, those Board Nominees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. The other Independent Board Nominees who are currently directors/trustees of the Closed-End Funds became members of the boards of directors/trustees of the Closed-End Funds as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

[4]

Reflects the number of RICs and Portfolios expected to be overseen by each Board I Nominee effective January 1, 2019 following the Board realignment and consolidation, subject to shareholder election of the Board I Nominee.

[5]

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also directors/trustees of the Closed-End Funds and the Equity-Liquidity Funds.

[6]

Mr. Fairbairn also serves as a Member of the Board of Managers of BlackRock Investments, LLC, the principal underwriter or placement agent, as applicable, for the Equity-Bond Funds and the Equity-Liquidity Funds.

The table below discusses some of the experiences, qualifications and skills of each of the Board I Nominees that support the conclusion that they should serve (or continue to serve) on the Boards of the Group B Funds.

Board I Nominees	Experience, Qualifications and Skills
Independent Board Nominees

Richard E. Cavanagh	Richard E. Cavanagh is expected to bring to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service as a director/trustee/chair of the Closed-End Funds also provides him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service and the Volunteers of America.

Karen P. Robards	The Boards are expected to benefit from Karen P. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the boards of directors/trustees of the Closed-End Funds also provides her with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

Board I Nominees	Experience, Qualifications and Skills
Michael J. Castellano	The Boards are expected to benefit from Michael J. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc.

Cynthia L. Egan	Cynthia L. Egan is expected to bring to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company.

Frank J. Fabozzi	Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry.

Board I Nominees	Experience, Qualifications and Skills
Henry Gabbay	Henry Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain Closed-End Funds, as well as his former positions on the Equity-Liquidity and Closed-End Fund Boards and his current position as an Independent Board Member of each Fund, provide the Board with direct knowledge of the operations of the BlackRock-advised Funds and their investment adviser. Mr. Gabbay’s previous service on and long-standing relationship with the Boards also provide him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies.

W. Carl Kester	The Boards are expected to benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide.

Catherine A. Lynch	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst.

Board I Nominees	Experience, Qualifications and Skills
Interested Board Nominees

Robert Fairbairn	Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc. with oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group, Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as a board member for the Equity-Liquidity Funds and the Closed-End Funds.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the Equity-Liquidity Funds and the Closed-End Funds.

Existing Board Members Not Seeking Re-Election

Certain biographical and other information relating to the Existing Board Members who are not seeking re-election as a result of their retirement is set forth below. The terms of the Existing Board Members listed below will end on December 31, 2018.

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Existing Board Members

James H. Bodurtha 1944	Existing Board Member (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Honorable Stuart E. Eizenstat 1943	Existing Board Member (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

John F. O’Brien 1943	Existing Board Member (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

[1]	The address of each Existing Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]

Date shown is the earliest date since which an Existing Board Member has served for a Fund covered by this Proxy Statement. Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Existing Board Members as joining the Boards in 2007, those Existing Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Honorable Stuart E. Eizenstat, 2001; and John F. O’Brien, 2005.

The table below discusses some of the experiences, qualifications and skills of each of the Existing Board Members who are not seeking re-election as a result of their retirement.

Existing Board Members	Experience, Qualifications and Skills
Independent Existing Board Members

James H. Bodurtha	James H. Bodurtha has served for more than 25 years on the boards of registered investment companies, most recently as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the Board of certain of the legacy-Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Prior thereto, Mr. Bodurtha was counsel to and a member of the board of a smaller bank-sponsored mutual funds group. In addition, Mr. Bodurtha is a member of, and previously served as Chairman of, the Independent Directors Council and served for 11 years as an independent director on the Board of Governors of the Investment Company Institute. He also has more than 30 years of executive management and business experience through his work as a consultant and as the chairman of the board of a privately-held company. In addition, Mr. Bodurtha has more than 20 years of legal experience as a corporate attorney and partner in a law firm, where his practice included counseling registered investment companies and their boards.

The Honorable Stuart E. Eizenstat	The Honorable Stuart E. Eizenstat has served for approximately 16 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds. He served as U.S. Ambassador to the European Union, Under Secretary of Commerce for International Trade, Under Secretary of State for Economic, Business & Agricultural Affairs, and Deputy Secretary of the U.S. Treasury during the Clinton Administration. He was Director of the White House Domestic Policy Staff and Chief Domestic Policy Adviser to President Carter. In addition, Mr. Eizenstat is a practicing attorney and Head of the International Practice at a major international law firm. Mr. Eizenstat has business and executive management experience and corporate governance experience through his service on the advisory boards and corporate boards of publicly-held consumer, energy, environmental delivery, metallurgical and telecommunications companies.

John F. O’Brien	John F. O’Brien has served for approximately 12 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. He also has investment management experience, having served as the president, director, and chairman of the board of an investment management firm and a life insurance company. Mr. O’Brien also has broad corporate governance and audit committee experience, having served as a board member and audit committee member of publicly-held financial, medical, energy, chemical, retail, life insurance and auto parts manufacturing companies, and as a director of a not-for-profit organization.

Board Leadership Structure and Oversight

Each Board of the Funds in the Equity-Bond Complex currently consists of eleven Board Members, nine of whom are Independent Board Members. The investment companies registered under the Investment Company Act that are advised by BlackRock or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Bond Complex and the Equity-Liquidity Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Funds are currently all included in the Equity-Bond Complex.

The Boards have overall responsibility for the oversight of the Funds. The Chair of each Board is an Independent Board Member, and the Chair (as set forth below) of each Board committee (each, a “Committee”) is an Independent Board Member. Each Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee (the “Governance Committee”), a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The role of the Chair of the Boards is to preside at all meetings of the Boards, and to act as a liaison with service providers, officers, attorneys, and other Board Members generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Boards or the Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Boards have regular meetings five times a year, and may hold special meetings if required before the next regular meeting. Each Committee of a Board meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. Each Board and each standing Committee conducts annual assessments of its oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Boards have engaged BlackRock to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing BlackRock, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of BlackRock and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of BlackRock or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BlackRock. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BlackRock and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through the Committees, also review reports from, among others, management, the independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) for each Fund, sub-advisers, and internal auditors for BlackRock or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer (the “CCO”) of the Funds,

who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix C.

Equity Securities Owned by Board Members and Board Nominees. As of August 1, 2018, no Existing Board Member or Board Nominee owned equity securities in a Portfolio he or she oversees or is nominated to oversee.

As of August 1, 2018, each Existing Board Member and Board Nominee owned in the aggregate over $100,000 of equity securities in all funds overseen or to be overseen by the Existing Board Member or the Nominee, respectively, in the BlackRock Fund Complexes.

As of September 10, 2018, all Existing Board Members, Board Nominees and executive officers of each Group A Fund as a group owned less than 1% of the outstanding shares of each Group A Fund. As of September 10, 2018, all Existing Board Members, Board Nominees and executive officers of each Group B Fund as a group owned less than 1% of the outstanding shares of each Group B Fund.

As of September 10, 2018, none of the Independent Board Members, Board Nominees nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Attendance of Board Members at Shareholders’ Meetings. None of the Funds currently has a formal policy regarding Board Members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board Members were elected during its last fiscal year.

Board Meetings. The Board of each Fund, other than BlackRock Advantage Large Cap Core Portfolio, BlackRock Balanced Capital Portfolio, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage U.S. Total Market V.I. Fund and BlackRock Basic Value V.I. Fund (which each had eleven Board meetings), met nine times during each Portfolio’s fiscal year ended December 31, 2017.

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth below.

The Existing Board of each Fund has established the following standing committees for each Fund:

Audit Committee. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Fund’s Independent Registered Public Accounting Firm and to oversee the Independent Registered Public Accounting Firm’s work. The responsibilities of the Audit Committee include, without limitation, to (1) evaluate the qualifications, independence and performance of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each audit and discuss each Fund’s audited financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Funds and the internal controls of the Funds and certain service providers; (5) oversee the performance of (a) each Fund’s internal audit function provided by its investment adviser and (b) the Independent Registered Public Accounting Firm; (6) oversee policies, procedures and controls regarding valuation of each Fund’s investments and their classification as liquid or illiquid; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and each Fund’s Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Existing Board of each Fund has adopted a written charter for the Audit Committee, a copy of which is available at https://www.blackrock.com/investing/literature/shareholder-letters/eb-el-open-end-funds-audit-committee-charters.pdf.

The Audit Committee of each Fund met four times during each Portfolio’s fiscal year ended December 31, 2017.

The current members of each Fund’s Audit Committee, all of whom are Independent Board Members, are as follows:

Henry R. Keizer (Chair)

Bruce R. Bond

Robert M. Hernandez

Effective January 1, 2019, it is anticipated that Henry R. Keizer will serve as Chair of the Audit Committee of each Group A Fund, subject to shareholder election of the Board Nominees. The boards of directors/trustees of the Closed-End Funds plan to adopt a board leadership transition that will go into effect in 2019. It is anticipated that in connection with such transition, Michael J. Castellano will serve as Chair of the Audit Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Governance and Nominating Committee. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Board Members of each Fund and recommend Independent Board Member nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Board Member compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Board Members; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee of each Board may consider nominations for the office of Board Member made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Funds and include biographical information and set forth the qualifications of the proposed nominee. The Existing Board of each Fund has adopted a written charter for the Governance Committee, a copy of which, including the Statement of Policy, is available at https://www.blackrock.com/investing/literature/forms/eb-el-open-end-funds-governance-committee-charters.pdf.

The Governance Committee of each Fund met five times during each Portfolio’s fiscal year ended December 31, 2017.

The current members of each Fund’s Governance Committee, all of whom are Independent Board Members, are as follows:

Bruce R. Bond (Chair)

Robert M. Hernandez

Henry R. Keizer

Effective January 1, 2019, it is anticipated that Cynthia A. Montgomery will serve as Chair of the Governance Committee of each Group A Fund and R. Glenn Hubbard will serve as Chair of the Governance Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets in accordance with the Statement of Policy described above so that the Board will be better suited to fulfill its responsibility of overseeing each Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing each Fund in determining whether one or more new Board Members should be added to the Board. Each Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee of each Board believes that the Board Nominees as a group possess the array of skills, experiences and backgrounds necessary to guide each Fund. The Board Nominees’ biographies included in this Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Funds. The Governance Committee may, but is not required to, engage the services of a third-party firm at the relevant Funds’ expense to identify and assist in evaluating potential Board candidates.

Further, each Board has adopted Board Member qualification requirements, including: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements.

Compliance Committee. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and any sub-adviser and the Funds’ third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of each Fund and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning a Fund’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding each Fund’s CCO, including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Existing Board of each Fund has adopted a written charter for the Fund’s Compliance Committee.

The Compliance Committee of each Fund met four times during each Portfolio’s fiscal year ended December 31, 2017.

The current members of each Fund’s Compliance Committee, all of whom are Independent Board Members, are as follows:

Lena G. Goldberg (Chair)

James H. Bodurtha

Honorable Stuart E. Eizenstat

Effective January 1, 2019, it is anticipated that Lena G. Goldberg will serve as Chair of the Compliance Committee of each Group A Fund and Cynthia L. Egan will serve as Chair of the Compliance Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Performance Oversight Committee. The purpose of the Performance Oversight Committee is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review a Fund’s investment objectives, policies and practices; (2) recommend to the Board specific investment tools and techniques employed by BlackRock; (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes; (4) review each Fund’s investment performance relative to agreed-upon performance objectives; (5) review information on unusual or exceptional investment matters; and (6) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Existing Board of each Fund has adopted a written charter for the Performance Oversight Committee.

The Performance Oversight Committee of each Fund met four times during each Portfolio’s fiscal year ended December 31, 2017.

The current members of each Fund’s Performance Oversight Committee, all of whom are Independent Board Members (other than Robert Fairbairn, who is an “interested person” of the Funds), are as follows:

Donald C. Opatrny (Chair)

Henry Gabbay

John F. O’Brien

Robert Fairbairn

Effective January 1, 2019, it is anticipated that Donald C. Opatrny will serve as Chair of the Performance Oversight Committee of each Group A Fund and Frank J. Fabozzi will serve as Chair of the Performance Oversight Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Executive Committee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Existing Board of each Fund has adopted a written charter for the Executive Committee.

The Executive Committee of each Fund did not meet during each Portfolio’s fiscal year ended December 31, 2017.

The current members of each Fund’s Executive Committee, all of whom are Independent Board Members (other than Robert Fairbairn, who is an “interested person” of the Funds), are as follows:

Bruce R. Bond

Lena G. Goldberg

Robert M. Hernandez

Henry R. Keizer

Donald C. Opatrny

Robert Fairbairn

Executive Officers of the Funds. Information about the current executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

Your Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under each applicable Proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For each Fund, a quorum of the shareholders of a Fund as a whole, including the shareholders of the Portfolios of the Fund, if any, is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposals 1(a) and 1(b), as applicable to that particular Fund. The quorum requirement for each Fund is set forth in Appendix A.

The vote requirement for each Fund to elect Board Nominees is set forth in Appendix A. Votes on Proposals 1(a) and 1(b) will be tabulated on a Fund basis, such that the votes of Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board members of that Fund. Approval of Proposals 1(a) and 1(b) will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and “broker non-votes” will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposals 1(a) or 1(b), as applicable, for Funds (identified in Appendix A) which require a majority of the outstanding shares present, in person or by proxy. However, abstentions and broker non-votes will not have an effect on Proposals 1(a) or 1(b), as applicable, for Funds that require a plurality or a majority of the votes cast. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. A vote requiring a plurality to elect Board Nominees for a Fund means that the Board Nominees receiving the largest number of votes cast will be elected to fill the available positions for that Fund.

The Funds expect that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1(a) and 1(b) before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposals 1(a) and 1(b) on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

As described above, shares of each Fund are held in the Insurance Companies’ separate accounts and the Insurance Companies are the legal owners of the shares entitled to vote at the Meeting. Nonetheless, Contract holders have the right to instruct the Insurance Companies on how to vote the shares of a Fund related to their interests held through their Contracts (i.e., pass-through voting), and an Insurance Company must vote the shares of the Fund held in its name as directed. In the absence of voting instructions on any voting instruction card that is signed and returned, the Insurance Company will vote the interest represented thereby in favor of the applicable proposal. If an Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the remaining shares in the relevant separate accounts with respect to the applicable proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract holders of that particular Fund (this is called “proportional voting” or “echo voting”), subject to any restrictions the Insurance Company may have on echo voting. As a result, those Contract holders that actually provide voting instructions may control the outcome of the vote even though their actual interest in a Fund alone would not be sufficient to approve the applicable proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund and Portfolio have selected Deloitte & Touche LLP (“D&T”), as the Independent Registered Public Accounting Firm for each Fund and its Portfolios, as indicated on Appendix E.

No representatives of D&T will be present at the Meeting.

Appendix E sets forth for each Fund the fees billed by that Fund’s Independent Registered Public Accounting Firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relates to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s Independent Registered Public Accounting Firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s Independent Registered Public Accounting Firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s Independent Registered Public Accounting Firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and to the Fund’s investment advisers and Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund currently consists of the following Board Members, all of whom are Independent Board Members:

Henry R. Keizer (Chair)

Bruce R. Bond

Robert M. Hernandez

ADDITIONAL INFORMATION

Investment Manager, Sub-Advisers and Administrators

The investment manager, sub-adviser(s), if any, and administrator(s), if any, of each Fund are identified in Appendix F.

5% Share Ownership

As of September 24, 2018, to the best of each Fund’s knowledge, the persons listed in Appendix G owned more than 5% of the outstanding shares of the class of such Fund indicated.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Funds’ Chief Compliance Officer, 40 East 52nd Street, New York, New York 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, except that BlackRock has agreed to cover a portion or all of such costs for certain Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. BlackRock Advisors, LLC and BlackRock Fund Advisors have retained Computershare, located at 2950 Express Drive South, Suite 210, Islandia, New York 11749, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Funds, the Non-Insurance Funds and the Equity-Liquidity Funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $1,178,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $299,000 will be payable by the Funds. Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Joint Special Meetings

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to Proposals 1(a) and 1(b) will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting. For Funds organized as a Delaware statutory trust, a list of shareholders as of the Record Date will be available for inspection at BlackRock’s offices at 100 Bellevue Parkway, Wilmington, Delaware 19809, during regular business hours beginning ten days prior to the date of the Meeting.

The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Fund, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and each Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card(s) or voting instruction form(s) to vote by telephone or via the Internet.

By Order of the Boards,

Benjamin Archibald

Secretary of the Funds

October 3, 2018

Appendix A – Fund Information/Quorum and Voting Requirements

The following table lists (i) each Fund, (ii) the Portfolios, if any, of each Fund, (iii) the form of organization of each Fund, (iv) the voting rights of shares of each Fund, (v) the quorum requirement for each Fund and (vi) the vote required to approve Proposals 1(a) or 1(b), as applicable, with respect to each Fund. The Funds are listed in bold type. Portfolios that are series of a Fund are listed in italics under the name of the Fund. References to “shares” mean the shares of stock of the Fund.

Group A Funds

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[2]
BlackRock Series Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock Variable Series Funds, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

A-1

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[2]
BlackRock Government Money Market V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

[1]	The Portfolios of the Funds are set forth below the name of the applicable Fund.
[2]

The quorum requirement for a Portfolio of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1(a), the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all Portfolios that are series of the Fund voting together is required.

Group B Funds

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(b)[2]
BlackRock Series Fund II, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock High Yield Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Variable Series Funds II, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

[1]	The Portfolios of the Funds are set forth below the name of the applicable Fund.
[2]

The quorum requirement for a series of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1(b), the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all relevant Funds that are series of the applicable Fund voting together is required.

A-2

Appendix B – Shares Outstanding/Votes

Shareholders of each Portfolio are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. The tables below set forth the number of shares outstanding of each class of each Portfolio and the number of votes to which each such class is entitled as of September 24, 2018:

Group A Funds

Fund/Portfolio	Shares Outstanding/Number of Votes
BlackRock Series Fund, Inc.
BlackRock Advantage Large Cap Core Portfolio	7,298,127.483
BlackRock Balanced Capital Portfolio	30,832,650.216
BlackRock Capital Appreciation Portfolio	4,034,997.834
BlackRock Global Allocation Portfolio	12,182,293.862
BlackRock Government Money Market Portfolio	133,450,490.250

Fund/Portfolio	Class I	Class II	Class III
BlackRock Variable Series Funds, Inc.
BlackRock Advantage Large Cap Core V.I. Fund	5,936,617.751	172,108.808	11,012,851.461
BlackRock Advantage Large Cap Value V.I. Fund	8,417,764.702	587,901.682	329,562.898
BlackRock Advantage U.S. Total Market V.I. Fund	9,429,521.519	116,018.524	298,973.453
BlackRock Basic Value V.I. Fund	23,557,005.352	277,998.886	4,600,244.435
BlackRock Capital Appreciation V.I. Fund	12,032,585.888	—	14,546,328.689
BlackRock Equity Dividend V.I. Fund	2,889,771.971	—	23,357,414.286
BlackRock Global Allocation V.I. Fund	133,240,953.937	14,105,439.062	512,776,781.421
BlackRock Government Money Market V.I. Fund	119,386,355.000	—	—
BlackRock International V.I. Fund	8,741,228.367	—	—
BlackRock iShares® Dynamic Allocation V.I. Fund	2,496,611.233	—	342,996.502
BlackRock Large Cap Focus Growth V.I. Fund	6,404,784.043	—	5,145,315.749
BlackRock Managed Volatility V.I. Fund	933,582.279	—	18,949,252.870
BlackRock S&P 500 Index V.I. Fund	39,195,627.733	195,110.491	15,664,758.666

Group B Funds

Fund/Portfolio	Shares Outstanding/Number of Votes
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	5,658,927.99
BlackRock U.S. Government Bond Portfolio	5,277,142.05

Fund/Portfolio	Class I	Class II	Class III
BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund	27,238,516.752	—	42,557,043.557
BlackRock Total Return V.I. Fund	12,211,934.209	—	26,365,000.065
BlackRock U.S. Government Bond V.I. Fund	5,714,945.964	—	284,312.393

B-1

Appendix C – Compensation of the Existing Board Members and Board Nominees

Each Independent Board Member of the Funds is paid as compensation an annual retainer of $200,000 per year for his or her services as a Board Member of the Funds and a $25,000 Board meeting fee to be paid for each Board meeting up to five in-person Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Chair of the Board of the Funds may, in consultation with the Chair of the Governance Committee, determine that the Independent Board Members be paid a fee of $5,000 per meeting for certain telephonic Board meetings, or a higher fee as approved by the Board. In addition, the Chair of the Board is paid as compensation an additional annual retainer of $115,000 per year. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $35,000, respectively. In addition, each Independent Board Member was paid $10,000 for in-person attendance or $2,000 for telephonic attendance at each of three sessions related to the proposed realignment and consolidation of the Existing Boards and the BlackRock Fund complexes.

The following tables set forth the aggregate compensation paid to each Independent Board Member by each Portfolio during the fiscal year ended December 31, 2017 and the total compensation paid to each Independent Board Member by the BlackRock Fund complexes for the calendar year ended December 31, 2017.

Mr. Fairbairn and Mr. Perlowski, the other current Board Members of the Funds who are also Board Nominees, serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and its affiliates.

Board II Nominees (Group A Funds)

Fund/Portfolio	Bruce R. Bond	Lena G. Goldberg	Robert M. Hernandez	Henry R. Keizer	Donald C. Opatrny
BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio	$1,924	$1,733	$1,994	$1,922	$1,924

BlackRock Balanced Capital Portfolio	$2,305	$2,057	$2,505	$2,298	$2,305

BlackRock Capital Appreciation Portfolio	$1,897	$1,709	$1,958	$1,895	$1,897

BlackRock Global Allocation Portfolio	$1,965	$1,767	$2,049	$1,962	$1,965

BlackRock Government Money Market Portfolio	$1,856	$1,675	$1,904	$1,855	$1,856

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund	$2,321	$2,071	$2,526	$2,313	$2,321

BlackRock Advantage Large Cap Value V.I. Fund	$1,840	$1,661	$1,882	$1,838	$1,840

BlackRock Advantage U.S. Total Market V.I. Fund	$2,021	$1,815	$2,124	$2,017	$2,021

BlackRock Basic Value V.I. Fund	$2,310	$2,061	$2,511	$2,301	$2,310

BlackRock Capital Appreciation V.I. Fund	$2,164	$1,937	$2,316	$2,159	$2,164

BlackRock Equity Dividend V.I. Fund	$2,059	$1,847	$2,175	$2,055	$2,059

BlackRock Global Allocation V.I. Fund	$14,211	$12,189	$18,463	$14,049	$14,211

BlackRock Government Money Market V.I. Fund	$1,887	$1,701	$1,944	$1,884	$1,887

BlackRock International V.I. Fund	$1,838	$1,659	$1,879	$1,836	$1,838

Fund/Portfolio	Bruce R. Bond	Lena G. Goldberg	Robert M. Hernandez	Henry R. Keizer	Donald C. Opatrny
BlackRock iShares® Dynamic Allocation V.I. Fund	$893	$836	$902	$893	$893

BlackRock Large Cap Focus Growth V.I. Fund	$1,880	$1,695	$1,936	$1,879	$1,880

BlackRock Managed Volatility V.I. Fund	$684	$629	$690	$684	$684

BlackRock S&P 500 Index V.I. Fund	$1,963	$1,766	$2,047	$1,960	$1,963

Total Compensation from the BlackRock Fund Complexes[1]	$380,000	$331,667	$460,000	$376,986	$380,000

[1]

The BlackRock Fund Complexes include the Equity-Liquidity Complex, the Equity-Bond Complex, the Closed-End Complex and the iShares exchange-traded fund Complex. Amounts reflected represent the aggregate compensation paid to the Board Nominee for the calendar year ended December 31, 2017.

Board I Nominee (Group B Funds)

Fund/Portfolio	Henry Gabbay
BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio*	$1,752

BlackRock U.S. Government Bond Portfolio*	$1,777

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund*	$2,091

BlackRock Total Return V.I. Fund*	$2,084

BlackRock U.S. Government Bond V.I. Fund*	$1,789

Total Compensation from the BlackRock Fund Complexes[1]	$345,000

*	Information shown is that of the corresponding Predecessor Portfolio.
[1]

The BlackRock Fund Complexes include the Equity-Liquidity Complex, the Equity-Bond Complex, the Closed-End Complex and the iShares exchange-traded fund Complex. Amounts reflected represent the aggregate compensation paid to the Board Nominee for the calendar year ended December 31, 2017.

Existing Board Members Not Seeking Re-election and Former Board Members1

Fund/Portfolio	James H. Bodurtha	Honorable Stuart E. Eizenstat	John F. O’Brien
Group A Funds

BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio	$1,924	$1,893	$1,893

BlackRock Balanced Capital Portfolio	$2,305	$2,218	$2,218

BlackRock Capital Appreciation Portfolio	$1,897	$1,870	$1,870

BlackRock Global Allocation Portfolio	$1,965	$1,928	$1,928

BlackRock Government Money Market Portfolio	$1,856	$1,836	$1,836

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund	$2,321	$2,231	$2,231

BlackRock Advantage Large Cap Value V.I. Fund	$1,840	$1,822	$1,822

BlackRock Advantage U.S. Total Market V.I. Fund	$2,021	$1,976	$1,976

BlackRock Basic Value V.I. Fund	$2,310	$2,222	$2,222

BlackRock Capital Appreciation V.I. Fund	$2,164	$2,098	$2,098

Fund/Portfolio	James H. Bodurtha	Honorable Stuart E. Eizenstat	John F. O’Brien
BlackRock Equity Dividend V.I. Fund	$2,059	$2,008	$2,008

BlackRock Global Allocation V.I. Fund	$14,211	$12,350	$12,350

BlackRock Government Money Market V.I. Fund	$1,887	$1,862	$1,862

BlackRock International V.I. Fund	$1,838	$1,820	$1,820

BlackRock iShares® Dynamic Allocation V.I. Fund	$893	$889	$889

BlackRock Large Cap Focus Growth V.I. Fund	$1,880	$1,856	$1,856

BlackRock Managed Volatility V.I. Fund	$684	$682	$682

BlackRock S&P 500 Index V.I. Fund	$1,963	$1,927	$1,927

Group B Funds

BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio*	$1,758	$1,752	$1,752

BlackRock U.S. Government Bond Portfolio*	$1,787	$1,777	$1,777

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund*	$2,156	$2,091	$2,091

BlackRock Total Return V.I. Fund*	$2,148	$2,084	$2,084

BlackRock U.S. Government Bond V.I. Fund*	$1,802	$1,789	$1,789

Total Compensation from the BlackRock Fund Complexes[2]	$380,000	$345,000	$345,000

*	Information shown is that of the corresponding Predecessor Portfolio.
[1]

Former board members Donald W. Burton, Roberta Cooper Ramo, David H. Walsh and Fred G. Weiss received aggregate compensation of $52,980, $52,980, $1,328 and $1,328, respectively, during the most recent fiscal year, from the Funds for services provided as board members of the Funds. Mr. Burton resigned and Ms. Ramo retired as board members of the Funds in the Equity-Bond Complex effective December 31, 2017. Messrs. Walsh and Weiss retired as board members of the Funds in the Equity-Bond Complex effective January 31, 2017.

[2]

The BlackRock Fund Complexes include the Equity-Liquidity Complex, the Equity-Bond Complex, the Closed-End Complex and the iShares exchange-traded fund Complex. Amounts reflected represent the aggregate compensation paid to the Existing Board Member for the calendar year ended December 31, 2017.

Appendix D – Executive Officers of the Funds

The executive officers of each Fund who are not Board Members or Board Nominees, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.*

Each executive officer is an “interested person” of the Funds (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years
Officers Who Are Not Board Members/Board Nominees

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.

Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

*	Information regarding John Perlowski, who is a Board Member and an officer of each Fund, is set forth in the Proxy Statement under “Proposals 1(a) and 1(b)—Election of Board Members—Board Members’/Board Nominees’ Biographical Information”.
[1]	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2]	Officers of each Fund serve at the pleasure of the Fund’s Board.
[3]	Date shown is the earliest date since which a person has served for a Fund covered by this Proxy Statement.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

D-1

Appendix E – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Group A Funds

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio	D&T	12/31	23,044	24,264	—	—

BlackRock Balanced Capital Portfolio	D&T	12/31	33,941	35,968	—	—

BlackRock Capital Appreciation Portfolio	D&T	12/31	25,849	27,069	—	—

BlackRock Global Allocation Portfolio	D&T	12/31	38,250	40,278	—	—

BlackRock Government Money Market Portfolio	D&T	12/31	23,282	22,632	—	—

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund	D&T	12/31	30,286	31,506	—	—

BlackRock Advantage Large Cap Value V.I. Fund	D&T	12/31	22,024	23,244	—	—

BlackRock Advantage U.S. Total Market V.I. Fund	D&T	12/31	27,226	28,446	—	—

BlackRock Basic Value V.I. Fund	D&T	12/31	37,528	38,748	—	—

BlackRock Capital Appreciation V.I. Fund	D&T	12/31	24,701	25,921	—	—

BlackRock Equity Dividend V.I. Fund	D&T	12/31	19,627	20,847	—	—

BlackRock Global Allocation V.I. Fund	D&T	12/31	51,332	53,359	—	—

BlackRock Government Money Market V.I. Fund	D&T	12/31	23,282	23,652	—	—

BlackRock International V.I. Fund	D&T	12/31	30,107	31,327	—	—

BlackRock iShares® Dynamic Allocation V.I. Fund	D&T	12/31	29,006	28,356	—	—

BlackRock Large Cap Focus Growth V.I. Fund	D&T	12/31	22,024	23,244	—	—

BlackRock Managed Volatility V.I. Fund	D&T	12/31	29,247	31,455	—	—

BlackRock S&P 500 Index V.I. Fund	D&T	12/31	30,286	31,506	—	—

*	“D&T” refers to Deloitte & Touche LLP.

Group B Funds

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio**	D&T	12/31	30,167	34,515	—	—

BlackRock U.S. Government Bond Portfolio**	D&T	12/31	39,576	43,924	—	—

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund**	D&T	12/31	39,959	44,307	—	—

BlackRock Total Return V.I. Fund**	D&T	12/31	50,924	40,992	—	—

BlackRock U.S. Government Bond V.I. Fund**	D&T	12/31	38,352	31,990	—	—

*	“D&T” refers to Deloitte & Touche LLP.
**	Information shown is that of the corresponding Predecessor Portfolio.

Tax Fees and All Other Fees

Group A Funds

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio	12/31	13,107	13,107	—	—

BlackRock Balanced Capital Portfolio	12/31	15,657	15,657	—	—

BlackRock Capital Appreciation Portfolio	12/31	13,107	13,107	—	—

BlackRock Global Allocation Portfolio	12/31	20,000	20,000	—	—

BlackRock Government Money Market Portfolio	12/31	9,792	9,792	—	—

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund	12/31	13,107	13,107	—	—

BlackRock Advantage Large Cap Value V.I. Fund	12/31	13,107	13,107	—	—

BlackRock Advantage U.S. Total Market V.I. Fund	12/31	13,107	13,107	—	—

BlackRock Basic Value V.I. Fund	12/31	13,107	13,107	—	—

BlackRock Capital Appreciation V.I. Fund	12/31	13,107	13,107	—	—

BlackRock Equity Dividend V.I. Fund	12/31	8,160	8,160	—	—

BlackRock Global Allocation V.I. Fund	12/31	20,000	20,000	—	—

BlackRock Government Money Market V.I. Fund	12/31	9,792	9,792	—	—

BlackRock International V.I. Fund	12/31	14,127	14,127	—	—

BlackRock iShares® Dynamic Allocation V.I. Fund	12/31	13,850	13,850	—	—

BlackRock Large Cap Focus Growth V.I. Fund	12/31	13,107	13,107	—	—

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Managed Volatility V.I. Fund	12/31	8,976	8,976	—	—

BlackRock S&P 500 Index V.I. Fund	12/31	13,107	13,107	—	—

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

Group B Funds

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio**	12/31	10,149	10,149	—	—

BlackRock U.S. Government Bond Portfolio**	12/31	15,402	15,402	—	—

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund**	12/31	14,025	14,025	—	—

BlackRock Total Return V.I. Fund**	12/31	15,402	15,402	—	—

BlackRock U.S. Government Bond V.I. Fund**	12/31	15,402	15,402	—	—

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
**	Information shown is that of the corresponding Predecessor Portfolio.

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee*

Group A Funds

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio	12/31	13,107	13,107

BlackRock Balanced Capital Portfolio	12/31	15,657	15,657

BlackRock Capital Appreciation Portfolio	12/31	13,107	13,107

BlackRock Global Allocation Portfolio	12/31	20,000	20,000

BlackRock Government Money Market Portfolio	12/31	9,792	9,792

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund	12/31	13,107	13,107

BlackRock Advantage Large Cap Value V.I. Fund	12/31	13,107	13,107

BlackRock Advantage U.S. Total Market V.I. Fund	12/31	13,107	13,107

BlackRock Basic Value V.I. Fund	12/31	13,107	13,107

BlackRock Capital Appreciation V.I. Fund	12/31	13,107	13,107

BlackRock Equity Dividend V.I. Fund	12/31	8,160	8,160

BlackRock Global Allocation V.I. Fund	12/31	20,000	20,000

BlackRock Government Money Market V.I. Fund	12/31	9,792	9,792

BlackRock International V.I. Fund	12/31	14,127	14,127

BlackRock iShares® Dynamic Allocation V.I. Fund	12/31	13,850	13,850

BlackRock Large Cap Focus Growth V.I. Fund	12/31	13,107	13,107

BlackRock Managed Volatility V.I. Fund	12/31	8,976	8,976

BlackRock S&P 500 Index V.I. Fund	12/31	13,107	13,107

*	Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the BlackRock Fund complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.

Group B Funds

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio**	12/31	10,149	10,149

BlackRock U.S. Government Bond Portfolio**	12/31	15,402	15,402

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund**	12/31	14,025	14,025

BlackRock Total Return V.I. Fund**	12/31	15,402	15,402

BlackRock U.S. Government Bond V.I. Fund**	12/31	15,402	15,402

*	Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the BlackRock Fund complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.
**	Information shown is that of the corresponding Predecessor Portfolio.

Appendix F – Investment Manager, Sub-Advisers and Administrators

The table below identifies the investment manager, sub-adviser(s), if any, and administrator(s), if any, to the Funds. Additional information about the investment manager and sub-advisers is set forth after the table below.

Group A Funds

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio	BlackRock Advisors, LLC	—	—	[1]

BlackRock Balanced Capital Portfolio	BlackRock Advisors, LLC	—	—	[1]

BlackRock Capital Appreciation Portfolio	BlackRock Advisors, LLC	—	—	[1]

BlackRock Global Allocation Portfolio	BlackRock Advisors, LLC	—	—	[1]

BlackRock Government Money Market Portfolio	BlackRock Advisors, LLC	—	—	[1]

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Basic Value V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Capital Appreciation V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Equity Dividend V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Government Money Market V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock International V.I. Fund	BlackRock Advisors, LLC	BlackRock International Limited	—	[1]

BlackRock iShares® Dynamic Allocation V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Managed Volatility V.I. Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock Asset Management North Asia Limited BlackRock (Singapore) Limited	—	[1]

BlackRock S&P 500 Index V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

[1]	Fund does not have an administrator; however, BlackRock Advisors, LLC provides certain administrative services to the Fund.

Group B Funds

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio	BlackRock Advisors, LLC	—	—	[1]

BlackRock U.S. Government Bond Portfolio	BlackRock Advisors, LLC	—	—	[1]

F-1

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock Total Return V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

BlackRock U.S. Government Bond V.I. Fund	BlackRock Advisors, LLC	—	—	[1]

[1]	Fund does not have an administrator; however, BlackRock Advisors, LLC provides certain administrative services to the Fund.

BlackRock Advisors, LLC serves as investment manager and/or administrator to the Funds and the Portfolios, and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc.

BlackRock Asset Management North Asia Limited is located at 16/F, 2 Queen’s Road Central, Cheung Kong Center, Hong Kong.

BlackRock International Limited is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL United Kingdom.

BlackRock (Singapore) Limited is located at 20 Anson Road #18-01, 079912 Singapore.

BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the principal underwriter for the Funds, and is located at 55 East 52nd Street, New York, New York 10055.

F-2

Appendix G – 5% Beneficial Share Ownership

As of September 24, 2018, to the best knowledge of each Fund, the persons listed below owned more than 5% of the outstanding shares of the class of the Funds indicated. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.

Group A Funds

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	5,072,273.36	69.50%

	Transamerica Advisors Life Insurance Company Variable Account A of Monarch Life Insurance Company 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	897,337.17	12.29%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	791,456.11	10.84%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	477,651.17	6.54%

BlackRock Balanced Capital Portfolio	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	24,279,437.00	78.74%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	3,080,334.11	9.99%

	Transamerica Advisors Life Insurance Company Variable Account A of Monarch Life Insurance Company 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	2,493,402.06	8.08%

BlackRock Capital Appreciation Portfolio	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	2,704,377.36	67.02%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	577,034.02	14.30%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Transamerica Advisors Life Insurance Company Variable Account A of Monarch Life Insurance Company 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	450,820.62	11.17%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	248,133.36	6.14%

BlackRock Global Allocation Portfolio	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	7,746,815.94	63.59%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	2,602,538.96	21.36%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	1,047,285.29	8.59%

BlackRock Government Money Market Portfolio	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	93,169,808.54	69.81%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	16,928,582.40	12.68%

	Transamerica Advisors Life Insurance Company Variable Account A of Monarch Life Insurance Company 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	12,047,529.08	9.02%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	10,308,452.33	7.72%

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Core V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	4,891,419.01	82.39%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	451,356.34	7.60%

BlackRock Advantage Large Cap Core V.I. Fund – Class II Shares	Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	122,598.12	71.23%

	Nationwide Life Insurance Company (NWVL14) c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	49,445.75	28.72%

BlackRock Advantage Large Cap Core V.I. Fund – Class III Shares	Guardian Insurance & Annuity Company Inc. S/A R B Share Attn. Paul Iannelli Mail Station 3 S 3900 Burgess Place Bethlehem, PA 18017-9097	6,043,392.68	54.87%

	Guardian Insurance & Annuity Company Inc. S/A R L Share Attn. Paul Iannelli Mail Station 3 S 3900 Burgess Place Bethlehem, PA 18017-9097	2,737,698.13	24.85%

	Guardian Insurance & Annuity Company Inc. S/A R B Shares 2012 Attn. Paul Iannelli Mail Station 3 S 3900 Burgess Place Bethlehem, PA 18017-9097	1,654,134.51	15.02%

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	5,930,536.34	70.45%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	816,140.61	9.69%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	751,309.44	8.92%

BlackRock Advantage Large Cap Value V.I. Fund – Class II Shares	Nationwide Life Insurance Company NWPP C/O IPO PORTFOLIO ACCOUNTING PO Box 182029 Columbus, OH 43218-2029	537,388.57	91.40%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	CMFG Group Variable Annuity Account ANNUITY ACCOUNT ATTN B & C 2000 Heritage Way Waverly, IA 50677-9208	50,513.11	8.59%

BlackRock Advantage Large Cap Value V.I. Fund – Class III Shares	Jefferson National Life Insurance Company 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-0000	234,353.29	71.11%

	Guardian Insurance & Annuity Company Inc. S/A R B Share ATTN PAUL IANNELLI Mail Station 3 S 3900 Burgess Place Bethlehem, PA 18017-9097	69,273.25	21.01%

	Guardian Insurance & Annuity Company Inc. S/A R L Share ATTN PAUL IANNELLI Mail Station 3 S 3900 Burgess Place Bethlehem, PA 18017-9097	25,936.36	7.86%

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	4,557,349.10	48.33%

	American Fidelity Separate Account B 2000 North Classen Blvd. Oklahoma City, OK 73106-6013	2,492,633.35	26.43%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	714,520.53	7.57%

BlackRock Advantage U.S. Total Market V.I. Fund – Class II Shares	John Hancock Life Insurance Company USA ATTN NEIL CRONIN 601 Congress Street, Floor 11 Boston, MA 02210-2804	109,834.24	94.66%

BlackRock Advantage U.S. Total Market V.I. Fund – Class III Shares	GE Life & Annuity Assurance Company ATTN VARIABLE ACCOUNTING 6610 West Broad Street, BLDG 3 5th Floor Richmond, VA 23230-1702	244,297.94	81.71%

	Principal Life Insurance Company FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2 ATTN INDIVIDUAL LIFE ACCOUNTING 711 High Street Des Moines, IA 50392	28,529.10	9.54%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Basic Value V.I. Fund

BlackRock Basic Value V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-4333	10,517,864.41	44.64%

	American Fidelity Separate Account B 2000 North Classen Blvd. Oklahoma City, OK 73106-6013	3,557,153.70	15.10%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	2,033,624.82	8.63%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	1,953,626.39	8.29%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-4333	1,532,167.26	6.50%

	Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-4333	1,286,532.07	5.46%

BlackRock Basic Value V.I. Fund – Class II Shares	John Hancock Life Insurance Company USA ATTN NEIL CRONIN 601 Congress Street, Floor 11 Boston, MA 02210-2804	234,257.55	84.26%

	The Manufacturers Life Insurance of North America ATTN GREGORY D’ANGELO 601 Congress Street Location 10-194 Boston, MA 02210-2805	43,741.34	15.73%

BlackRock Basic Value V.I. Fund – Class III Shares	GE Life & Annuity Assurance Company ATTN VARIABLE ACCOUNTING 6610 West Broad Street, BLDG 3 5th Floor Richmond, VA 23230-1702	2,288,917.80	49.75%

	Pacific Select Exec Separate Account of Pacific Life 700 Newport Center Drive Newport Beach, CA 92660-6307	1,238,637.78	26.92%

	CMFG Group Variable Annuity Account ANNUITY ACCOUNT ATTN B & C 2000 Heritage Way Waverly, IA 50677-9208	449,379.33	9.76%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	GE Capital Life Assurance Company of New York ATTN VARIABLE ACCOUNTING 6610 West Broad Street, BLDG 3 5th Floor Richmond, VA 23230-1702	274,119.65	5.95%

	Midland National Life Separate Account C 4350 Westown Pkwy West Des Moines, IA 50266-1144	233,368.05	5.07%

BlackRock Capital Appreciation V.I. Fund

BlackRock Capital Appreciation V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	8,570,018.88	71.22%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-4333	2,639,631.40	21.93%

BlackRock Capital Appreciation V.I. Fund – Class III Shares	Guardian Insurance & Annuity Company Inc. S/A R B Share ATTN PAUL IANNELLI Mail Station 3 S 3900 Burgess Place Bethlehem, PA 18017-9097	6,798,323.26	46.73%

	Separate Account A of Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, CA 92660-6307	3,256,207.11	22.38%

	Guardian Insurance & Annuity Company Inc. S/A R L Share ATTN PAUL IANNELLI Mail Station 3 S 3900 Burgess Place Bethlehem, PA 18017-9097	2,465,273.38	16.94%

	Integrity Life Insurance Company MS 24 VA ACCOUNTING 400 Broadway Street Cincinnati, OH 45202	913,045.77	6.27%

BlackRock Equity Dividend V.I. Fund

BlackRock Equity Dividend V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	1,108,662.97	38.36%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	894,559.54	30.95%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	414,574.36	14.34%

BlackRock Equity Dividend V.I. Fund – Class III Shares	Nationwide Life Insurance Company NWVAII C/O IPO PORTFOLIO ACCOUNTING PO Box 182029 Columbus, OH 43218-2029	18,972,206.70	81.22%

BlackRock Global Allocation V.I. Fund

BlackRock Global Allocation V.I. Fund – Class I Shares	LVIP BlackRock Global Allocation VI Managed Risk Fund 1300 South Clinton Street Fort Wayne, IN 46802-3506	56,281,403.36	42.24%

	Lincoln National Life Insurance Company 150 North Radnor Chester Road, Suite C120 Radnor, PA 19087-5248	19,911,979.82	14.94%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	17,693,807.77	13.27%

	Union Bank FD#0051215721 FBO GLOBAL ATLANTIC TR# 6734307730 PO Box 85484 San Diego, CA 92186-5484	14,984,567.38	11.24%

	BlackRock NVIT Managed Global Allocation Fund One Nationwide Plaza, Suite 400 5-02-210V Columbus, OH 43215	13,552,487.70	10.17%

BlackRock Global Allocation V.I. Fund – Class II Shares	Fidelity Investments Life Insurance Company 100 Salem Street O2N Smithfield, RI 02917-0000	10,880,409.19	77.13%

	Empire Fidelity Life Insurance Company 100 Salem Street O2N Smithfield, RI 02917-0000	1,897,408.69	13.45%

BlackRock Global Allocation V.I. Fund – Class III Shares	Separate Account A of Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, CA 92660-6307	122,690,843.39	23.92%

	Allianz Life Insurance Company of NA 5701 Golden Hills Drive Minneapolis, MN 55416-1297	87,229,608.01	17.01%

	Lincoln National Life Insurance Company 150 North Radnor Chester Road, Suite C120 Radnor, PA 19087-5248	74,213,694.64	14.47%

	New York Life Insurance and Annuity Corporation PO Box 468 Jersey City, NJ 07303-0468	43,191,512.70	8.42%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Voya Insurance and Annuity Company One Orange Way Windsor, CT 06095-4774	42,904,577.80	8.36%

	Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451-7360	30,110,035.60	5.87%

	GE Life & Annuity Assurance Company ATTN VARIABLE ACCOUNTING 6610 West Broad Street, BLDG 3 5th Floor Richmond, VA 23230-1702	25,919,990.11	5.05%

BlackRock Government Money Market V.I. Fund

BlackRock Government Money Market V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	79,338,627.28	66.45%

	AIG Life of Bermuda Ltd. 29 Richmond Road PO Box HM 152 Hamilton HM AX Bermuda	20,332,592.57	17.03%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-4333	9,521,507.10	7.97%

BlackRock International V.I. Fund

BlackRock International V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	5,866,093.03	67.10%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	875,680.05	10.01%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	818,588.98	9.36%

BlackRock iShares® Dynamic Allocation V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund – Class I Shares	Separate Account A of Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, CA 92660-6307	2,157,407.52	86.41%

	Separate Account A of Pacific Life and Annuity Insurance Company 700 Newport Center Drive Newport Beach, CA 92660-6307	253,952.43	10.17%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock iShares® Dynamic Allocation V.I. Fund – Class III Shares	Massachusetts Mutual Life Insurance MM SE2 VARIABLE PRODUCTS 1295 State Street Springfield, MA 01111	88,220.54	25.72%

	Nationwide Life Insurance Company NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO Box 182029 Columbus, OH 43218-2029	82,165.44	23.95%

	Midland National Life Separate Account C 4350 Westown Parkway West Des Moines, IA 50266-1144	65,628.99	19.13%

	American General Life Insurance Company Variable Separate Account (VSA) Attn Variable Products Accounting 2727A Allen Parkway Houston, TX 77498	42,498.50	12.39%

	Principal Life Insurance Company FBO Principal Pivot Series Variable Annuity V2 Attn Individual Life Accounting 711 High Street Des Moines, IA 50392	29,696.78	8.65%

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	4,515,808.55	70.50%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	711,367.56	11.10%

BlackRock Large Cap Focus Growth V.I. Fund – Class III Shares	AXA Equitable Life Insurance Company SEPARATE ACCOUNT 70 1290 Avenue of the Americas FMG New York, NY 10019	3,912,955.68	76.04%

	Jefferson National Life Insurance Company 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-0000	552,352.86	10.73%

	GE Life & Annuity Assurance Company ATTN VARIABLE ACCOUNTING 6610 West Broad Street, BLDG 3 5th Floor Richmond, VA 23230-1702	360,999.85	7.01%

BlackRock Managed Volatility V.I. Fund

BlackRock Managed Volatility V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	727,588.48	77.93%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	102,108.54	10.93%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	53,880.60	5.77%

BlackRock Managed Volatility V.I. Fund – Class III Shares	Hartford Life and Annuity Insurance Company ATTN UIT OPERATIONS PO Box 2999 Hartford, CT 06104-2999	15,209,683.25	80.26%

	Hartford Life Insurance Company ATTN UIT OPERATIONS PO Box 2999 Hartford, CT 06104-2999	2,207,934.40	11.65%

	Forethought Life Insurance Company SEPARATE ACCOUNT A 300 North Meridian Street, Suite 1800 Indianapolis, IN 46204	1,530,905.29	8.07%

BlackRock S&P 500 Index V.I. Fund

BlackRock S&P 500 Index V.I. Fund – Class I Shares	Hartford Life and Annuity Insurance Company ATTN UIT OPERATIONS PO Box 2999 Hartford, CT 06104-2999	6,551,181.04	16.71%

	Hartford Life Insurance & Annuity PO Box 2999 Hartford, CT 06104-2999	6,148,167.16	15.68%

	Hartford Life Insurance Company ATTN UIT OPERATIONS PO Box 2999 Hartford, CT 06104-2999	5,713,290.24	14.57%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	5,220,309.24	13.31%

	The Hartford One Hartford Plaza Hartford, CT 06155	4,829,745.64	12.32%

	Union Security Insurance Company SEPARATE ACCT NON REG PO Box 2999 Hartford, CT 06104	3,048,032.84	7.77%

BlackRock S&P 500 Index V.I. Fund – Class II Shares	Forethought Life Insurance Company SEPARATE ACCOUNT A 300 North Meridian Street, Suite 1800 Indianapolis, IN 46204	106,584.85	54.62%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Nationwide Life Insurance Company NWPP C/O IPO PORTFOLIO ACCOUNTING PO Box 182029 Columbus, OH 43218-2029	88,525.64	45.37%

BlackRock S&P 500 Index V.I. Fund – Class III Shares	The Hartford One Hartford Plaza Hartford, CT 06155	12,044,585.67	76.88%

	Hartford Life and Annuity Insurance Company ATTN UIT OPERATIONS PO Box 2999 Hartford, CT 06104-2999	2,995,900.87	19.12%

Group B Funds

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	3,748,973.09	66.24%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	1,059,957.18	18.73%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	460,521.66	8.13%

	Transamerica Advisors Life Insurance Company Variable Account A of Monarch Life Insurance Company 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	344,818.00	6.09%

BlackRock U.S. Government Bond Portfolio	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	3,650,748.78	69.18%

	Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	836,506.99	15.85%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	461,452.08	8.74%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Transamerica Advisors Life Insurance Company Variable Account A of Monarch Life Insurance Company 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	298,318.08	5.65%

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

BlackRock High Yield V.I. Fund – Class I Shares	Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	9,946,392.19	36.51%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	8,324,659.04	30.56%

	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	2,954,589.52	10.84%

	Hartford Life Insurance Company PO Box 2999 Hartford, CT 06104-2999	1,483,889.32	5.44%

	Nationwide Life Insurance Company NWVLI4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	1,411,840.08	5.18%

BlackRock High Yield V.I. Fund – Class III Shares	New York Life Insurance and Annuity Corporation PO Box 468 Jersey City, NJ 07303-0468	26,396,220.11	62.02%

	Nationwide Life Insurance Company NWVAII PO Box 182029 Columbus, OH 43218-2029	5,348,563.34	12.56%

	Jefferson National Life Insurance Company 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-0000	3,796,062.15	8.91%

	Security Benefit Life Variable Annuity Account XIV 1 Security Benefit Place Topeka, KS 66636-0001	3,112,769.56	7.31%

BlackRock Total Return V.I. Fund

BlackRock Total Return V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	6,920,660.84	56.67%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	3,923,281.79	32.12%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	623,954.15	5.10%

BlackRock Total Return V.I. Fund – Class III Shares	Nationwide Life Insurance Company NWVAII PO Box 182029 Columbus, OH 43218-2029	24,820,722.61	94.14%

BlackRock U.S. Government Bond V.I. Fund

BlackRock U.S. Government Bond V.I. Fund – Class I Shares	Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	5,137,987.92	89.90%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	358,068.85	6.26%

BlackRock U.S. Government Bond V.I. Fund – Class III Shares	Jefferson National Life Insurance Company 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-0000	230,118.90	80.93%

	Jefferson National Life Insurance Company of New York Attn. Carla Higgs 10350 Ormsby Park Place Louisville, KY 40223-0000	36,566.96	12.86%

	Forethought Life Insurance Company Separate Account A 300 North Meridian Street, Suite 1800 Indianapolis, IN 46204	15,663.82	5.50%

[FORM OF PROXY CARD]

PROXY	BLACKROCK-ADVISED FUNDS IN THE EQUITY-BOND COMPLEX JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Benjamin Archibald, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Funds to be held on November 21, 2018 or at any adjournments, postponements or delays thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meetings of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL” FOR EACH SUCH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL for the Joint Special Meetings of Shareholders on November 21, 2018.
The Joint Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/blk-30203

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

FUND FundName1

PLEASE REVIEW THE OTHER SIDE OF THIS CARD FOR YOUR PROPOSALS.

THANK YOU FOR PARTICIPATING, YOUR VOTE IS IMPORTANT!

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

BAL_30203_092518

THE BOARD OF DIRECTORS OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, “FOR” EACH OF THE APPLICABLE BOARD NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

1(a).  To elect fifteen Board Nominees to the board of directors of the Group A Funds.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Bruce R. Bond	☐	☐	☐	02 Susan J. Carter	☐	☐	☐
03 Collette Chilton	☐	☐	☐	04 Neil A. Cotty	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Lena G. Goldberg	☐	☐	☐
07 Robert M. Hernandez	☐	☐	☐	08 Henry R. Keizer	☐	☐	☐
09 Cynthia A. Montgomery	☐	☐	☐	10 Donald C. Opatrny	☐	☐	☐
11 John M. Perlowski	☐	☐	☐	12 Joseph P. Platt	☐	☐	☐
13 Mark Stalnecker	☐	☐	☐	14 Kenneth L. Urish	☐	☐	☐
15 Claire A. Walton	☐	☐	☐

1(b).	To elect eleven Board Nominees to the board of directors of the Group B Funds.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Henry Gabbay	☐	☐	☐
07 R. Glenn Hubbard	☐	☐	☐	08 W. Carl Kester	☐	☐	☐
09 Catherine A. Lynch	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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∎	xxxxxxxxxxxxxx	BLK 30203	M	xxxxxxxx	+